Exhibit 10.17B
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
[AEP LETTERHEAD]
Oxford Mining Company, Inc.
c/o Eagle Fuels Inc.
330 Oak Park
P.O. Box 291
Cadiz, OH 43907
Attention: Charles Ungurean
October 25, 2004

Re:	Coal Supply Agreement No. 10-62-04-900,
dated as of May 21, 2004, between
Columbus Southern Power Company (“Buyer”),
and Oxford Mining Company (“Seller”)

Amendment No. 2004-1
Gentlemen:
Reference is made to the above-captioned Coal Supply Agreement, as amended (the “Agreement”) under which Seller is obligated to supply coal to Buyer.
Reference is also made to Schedule 3.l-A, Quality Specifications and to Schedule 7.2, Quality Adjustments, of the Agreement.
Buyer and Seller do hereby agree to add the following quality specification to Schedule 3.l-A of the Agreement:

Weighted Average “As Received” Basis
	Contracted	Half-Month (A)*	Applicable Lot (B)*
	Half-Month	Suspension Limit	Suspension Limit (D)*
Specification A:
Sulfur (%)	[*]	[*]	[*]

Specification B:
Sulfur (%)	[*]	[*]	[*]

Specification C:
Sulfur (%)	[*]	[*]	[*]

Oxford Mining Company, Inc.
Amendment No. 2004-1

Buyer and Seller do hereby also agree to delete Schedule 7.2, paragraphs (b) and (c) in their entirety and replace them with the following Schedule 7.2, paragraphs (b) and (c) in lieu thereof:
(b) (i) For Specifications A and C only, if the weighted average Half-Month SO2 content tested is greater than the SO2 Contracted Half-Month Weighted Average Specification, the Contract Price for Coal will be reduced by an amount determined in accordance with the following formula:
((Actual lbs. SO2/mmbtu — Contracted lbs. SO2/mmbtu) * Actual Btu/lb. * E
[*]
E = the SO2 Monthly Price (or if not published, the average of the SO2 Daily Prices for the applicable calendar month of delivery) of allowances expressed in dollars per ton of SO2 in the table entitled “AIR Daily Emission Allowance Indices” published in AIR Daily, or its successor publication, for such calendar month of delivery as first published following such month, provided that E shall not be greater than [*] nor less than [*].
(b) (ii) For Specification B, if the weighted average Half-Month SO2 content tested is greater than the SO2 Contracted Half-Month Weighted Average Specification, the Contract Price for Coal will be reduced by an amount determined in accordance with the following formula:
((Actual lbs. SO2/mmbtu — Contracted lbs. SO2/mmbtu) * Actual Btu/lb. * E * [*]) +
[*]
((Actual lbs. SO2/mmbtu — Contracted lbs. SO2/mmbtu) * Contract Price * [*] * [*]
E =the SO2 Monthly Price (or if not published, the average of the SO2 Daily Prices for the applicable calendar month of delivery) of allowances expressed in dollars per ton of SO2 in the table entitled “AIR Daily Emission Allowance Indices” published in AIR Daily, or its successor publication, for such calendar month of delivery as first published following such month.
(c)(i) For Specifications A and C only, if the weighted average Half-Month SO2 content tested is less than the SO2 contracted Half-Month Weighted Average Specification, the Contract Price for Coal will be increased by an amount determined in accordance with the following formula:
((Contracted lbs. SO2/mmbtu — Actual lbs. SO2/mmbtu) * Actual Btu/lb. * E) * [*]
[*]
E = the SO2 Monthly Price (or if not published, the average of the SO2 Daily Prices for the applicable calendar month of delivery) of allowances expressed in dollars per ton of SO2 in the table entitled “AIR Daily Emission Allowance Indices” published in AIR Daily, or its successor publication, for such calendar month of delivery as first published following such month, provided that E shall not be greater than [*] nor less than [*].
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Oxford Mining Company, Inc.
Amendment No. 2004-1

(c) (ii) For Specification B, if the weighted average Half-Month SO2 content tested is less than the SO2 Contracted Half-Month Weighted Average Specification, the Contract Price for Coal will be increased by an amount determined in accordance with the following formula:
[((Contracted lbs. SO2/mmbtu — Actual lbs. SO2/mmbtu) * Actual Btu/lb. * E * [ * ]) +
[ * ]
((Contracted lbs. SO2/mmbtu — Actual lbs. SO2/mmbtu) * Contract Price * [ * ] * [ * ])] * [ * ]
E = the SO2 Monthly Price (or if not published, the average of the SO2 Daily Prices for the applicable calendar month of delivery) of allowances expressed in dollars per ton of SO2 in the table entitled “AIR Daily Emission Allowance Indices” published in AIR Daily, or its successor publication, for such calendar month of delivery as first published following such month.
Except as amended herein, all other provisions of the Agreement shall remain in full force and effect.
If you are in agreement with the foregoing, kindly indicate your acceptance thereof by signing the enclosed duplicate of this letter in the space provided and by returning it to this office.
Very truly yours,
/s/ Charles E. Zebula

Charles E. Zebula
On behalf of AMERICAN ELECTRIC
POWER SERVICE CORPORATION,
as Agent for Columbus Southern Power Company
Accepted: 12-8, 2004

OXFORD MINING COMPANY, INC.

By:	/s/ Charles C. Ungurean

Title:	President

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.